SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2003

AXCESS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11933	85-0294536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3208 Commander Drive, Carrollton, Texas		75006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 407-6080

(AXCESS Inc.)

(Former name or former address, if changed since last report.)

Item 5.  Other Events.

Axcess International Inc. (“Axcess”) has entered into an Exclusive License Agreement with TechSearch, LLC (“TechSearch”).  Axcess has granted TechSearch worldwide exclusive license rights to ten video patents.  TechSearch will exploit and enforce the patents and provide Axcess fifty percent of the net profits, royalties, revenue and other proceeds arising from such exploitation and enforcement.  A copy of the agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On July 14, 2004, Axcess issued a press release announcing the TechSearch License Agreement.  The press release is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.

10.1	Exclusive License Agreement between Axcess and TechSearch dated June 30, 2004
99.1	Press Release of Axcess announcing TechSearch License Agreement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS INTERNATIONAL, INC.
(Registrant)

July 19, 2004	/s/ ALLAN GRIEBENOW
(Date)	Allan Griebenow
President and Chief Executive Officer

Exhibit Index

Exhibit Number

Description

10.1	Exclusive License Agreement between Axcess and TechSearch dated June 30, 2004.

99.1	Press Release of Axcess announcing TechSearch License Agreement.